                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is dated as of August 26, 2003, by and between CORIXA CORPORATION, a Delaware corporation ("Corixa"), and SMITHKLINE BEECHAM CORPORATION, a Pennsylvania corporation ("SKB").

      WHEREAS, Coulter Pharmaceutical, Inc. ("Coulter"), a Delaware corporation and a wholly owned subsidiary of Corixa, and SKB, are parties to that certain loan agreement dated October 23, 1998 (the "Loan Agreement"), as amended by the first amendment dated June 28, 2002 (the "First Amendment") and the second amendment dated August 26, 2003 (the "Second Amendment" and together with the Loan Agreement and the First Amendment, the "Amended Loan Agreement").

      WHEREAS, the Amended Loan Agreement provides that Coulter, at its discretion, may repay the Loan in cash or shares of Corixa common stock; and

      WHEREAS, Corixa and Coulter desire to provide SKB with certain registration rights to facilitate the resale by SKB of shares of Corixa common stock issued to SKB pursuant to the Amended Loan Agreement in a manner consistent with the requirements of the Securities Act of 1933, as amended (the "Securities Act").

      NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

      1.    Mandatory Registration.

         (a) Promptly after the date (the "Repayment Date") on which Coulter elects to repay any amount (the "Repayment Amount") owing to SKB pursuant to the Amended Loan Agreement in Shares (as defined in Section 2(b) of the Amended Loan Agreement), Corixa will prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 for the purpose of registering the Shares for resale under the Securities Act by, and for the account of, SKB as selling stockholder thereunder (the "Registration Statement"). The Registration Statement shall permit SKB to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Shares. Corixa agrees to use commercially reasonable efforts to cause the Registration Statement to become effective no later than ten (10) business days after the Repayment Date.

         (b) In the event that Corixa does not obtain the effectiveness of the Registration Statement within 10 business days after the Repayment Date, then the Company shall pay to SKB an amount in cash equal to (x) the annual interest rate payable under the Amended Loan Agreement, multiplied by (y) the Repayment Amount, divided by (z) 365 (the "Additional Interest") per day for the number of days in the period commencing on the Repayment Date and ending on the date the Registration Statement is declared effective. So long as Corixa is using commercially reasonable efforts to obtain the effectiveness of the Registration Statement, the Additional Interest provided in this paragraph shall constitute the only penalty or other remedy for failure to obtain the effectiveness of the Registration Statement within the time period provided in Section 1(a).

         (c) Corixa shall be required to keep the Registration Statement effective until the earliest of (i) the date on which SKB may sell all Shares without restriction pursuant to Rule 144(k) (or the successor rule thereto) promulgated under the Securities Act, (ii) the date when all Shares registered thereunder shall have been sold and (iii) the first anniversary of the Repayment Date, subject to extension as set forth below (such date is referred to herein as the "Registration Termination Date"). Thereafter, Corixa shall be entitled to withdraw the Registration Statement and SKB shall have no further right to offer or sell any of the Shares pursuant to the Registration Statement (or any prospectus relating thereto). In the event the right of SKB to use the Registration Statement (and the prospectus relating thereto) is delayed or suspended pursuant to Section 2(c) or Section 7, Corixa shall be required to extend the Registration Termination Date beyond the first anniversary of the Repayment Date by the same number of days as such delay or Suspension (as defined in Section 7) is in effect.

         (d) The offer and sale of the Shares pursuant to the Registration Statement shall not be underwritten.

      2.    Obligations of Corixa. In connection with Corixa's obligation under
Section 1 to file the Registration Statement with the SEC, Corixa shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the Registration Termination Date;

         (b) Furnish to SKB such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by Corixa in accordance with Section 1(a), as SKB may reasonably request in order to facilitate the disposition of Shares);

         (c) Notify SKB, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, Corixa will, subject to Section 7, promptly prepare (and, when completed, furnish an adequate number of copies to SKB) a supplement or amendment to such prospectus so that, as furnished to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by Corixa, SKB will not offer or sell Shares until Corixa has notified SKB that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to SKB (it being understood and agreed by Corixa that the foregoing proviso shall in no way diminish or otherwise impair Corixa's obligation, subject to Section 7, to promptly prepare a prospectus amendment or supplement as above provided in this Section 2(c) and deliver copies of same as above provided in Section 2(b); and

         (d) Subject to the terms and conditions of this Section 2, Corixa shall use reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Shares for sale in any jurisdiction in the United States, (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify SKB of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding such purpose.

      3. Furnish Information. It shall be a condition precedent to the obligations of Corixa to take any action pursuant to this Registration Rights Agreement that SKB shall furnish to Corixa such information regarding it as Corixa shall reasonably request and as shall be required in order to effect any registration by Corixa pursuant to this Registration Rights Agreement.

      4. Expenses of Registration. All expenses incurred in connection with the registration of the Shares pursuant to this Registration Rights Agreement (excluding brokerage and other selling commissions and discounts, stock transfer taxes and fees of counsel to SKB) shall be borne by Corixa.

      5.    Indemnification.

            (a) To the extent permitted by law, Corixa will indemnify and hold harmless SKB, each officer and director of SKB, and each person, if any, who controls SKB, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of or are based upon any failure by Corixa to fulfill any undertaking included in the Registration Statement; and will reimburse SKB or any such officer, director or controlling person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Corixa (which consent shall not be unreasonably withheld), nor shall Corixa be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by SKB, or (ii) an untrue statement or alleged untrue statement or omission in the Registration Statement or any prospectus that is corrected in any subsequent amendment or supplement to the Registration Statement or prospectus that was delivered to SKB before the pertinent sale or sales by SKB.

            (b) To the extent permitted by law, SKB will indemnify and hold harmless Corixa, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls Corixa within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which Corixa or any such director, officer, controlling person may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission (i) was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by SKB expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus, or (ii) was corrected in any subsequent amendment or supplement to the Registration Statement or prospectus that was delivered to SKB before the pertinent sale or sales by SKB and such corrected amendment or supplement to the Registration Statement or prospectus was not delivered to the purchaser; and SKB will reimburse any legal or other expenses reasonably incurred by Corixa or any such director, officer, controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of SKB hereunder shall be limited to the proceeds received by SKB from the sale of Shares covered by the Registration Statement, and provided further, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of SKB against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

            (c)   Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 5.

            (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding arising out of or based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless in connection with such settlement, the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

            (e) If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under
Section 5(a) or Section 5(b) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of Corixa on the one hand and SKB on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by Corixa on the one hand or SKB on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. Corixa and SKB agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this Section 5(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
Section 5(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(e), SKB shall not be required to contribute any amount in excess of the amount by which the gross amount received by SKB from the sale of the Shares to which such loss relates exceeds the amount of any damages that SKB has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The parties hereby acknowledge that they are sophisticated businesspersons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 5, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 5 fairly allocate the risks in light of the ability of the parties to investigate Corixa and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      6. Exchange Act Reports. With a view to making available to SKB the benefits of Rule 144 (or the successor rule thereto) and any other rule or regulation of the SEC that may at any time permit SKB to sell the Shares to the public without registration, Corixa covenants and agrees: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as SKB owns any Shares, to furnish in writing upon SKB's request a written statement by Corixa that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to SKB a copy of the most recent annual or quarterly report of Corixa, and such other reports and documents so filed by Corixa as may be reasonably requested in availing SKB of any rule or regulation of the SEC permitting the selling of any such Shares without registration and
(iv) undertake any additional actions commercially reasonable and necessary to maintain the availability of the Registration Statement or the use of Rule 144.

      7.    Deferral and Lock-Up.

            (a) Notwithstanding anything in this Registration Rights Agreement to the contrary, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by Corixa of any notification with respect to the suspension of the qualification or exemption from qualification of Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a "Disclosure Event"); then Corixa shall deliver a certificate in writing to SKB (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, SKB will (i) keep the fact of such certificate and its contents confidential, and (ii) refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until SKB's receipt of copies of a supplemented or amended prospectus prepared and filed by Corixa, or until it is advised in writing by Corixa that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.

            (b) In the event of any Suspension, Corixa will use its best efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to SKB; provided, however, that if Company shall state in the Suspension Notice that the Board of Directors of Corixa (the "Board") has determined in good faith that premature disclosure of a Disclosure Event (i) would be materially adverse to any proposed material transaction that is the subject of the Disclosure Event or
(ii) would make the successful consummation by Corixa of such material transaction significantly less likely, then Corixa shall have the right to extend the Suspension for up to the maximum period provided in Section 7(c).

            (c) SKB shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions, for not more than an aggregate of 60 days, in any twelve month period, unless, in the good faith judgment of the Board, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to Corixa. Provided that a Suspension is not then in effect, SKB may sell Shares under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Shares.

      8.    Transfer Restrictions.

            (a) SKB agrees that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Shares, nor will SKB engage in any hedging or other transaction which is designed to or could be reasonably expected to lead to or result in a Disposition of Shares by SKB or any other person or entity unless (a) the Shares are registered under the Securities Act, or (b) SKB shall have delivered to Corixa an opinion of counsel in form, substance and scope reasonably acceptable to Corixa, to the effect that registration is not required under the Securities Act or any applicable state securities law due to the applicability of an exemption therefrom. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the common stock of Corixa.

            (b) SKB acknowledges and agrees that no sales of Shares may be made under the Registration Statement and that Shares are not transferable on the books of Corixa unless the certificate submitted to the transfer agent evidencing Shares is accompanied by a separate Transfer Notice for Sales Pursuant to Registration Statement: (i) in the form of Appendix I hereto; (ii) executed by an officer of, or other authorized person designated by, SKB; and
(iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws, and (B) the requirement of delivering a current prospectus has been satisfied.

            (c) SKB understands and agrees that no action has been or will be taken in any jurisdiction outside the United States by Corixa that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of Shares, in any jurisdiction outside of the United States where action for that purpose is required.

      9. Transfer of Registration Rights. None of the rights of SKB under this Registration Rights Agreement shall be transferred or assigned to any person.

      10. Entire Agreement. This Registration Rights Agreement and the Amended Loan Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and also supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

      11. Termination. This Registration Rights Agreement shall terminate upon the earliest to occur of (a) the date on which Borrower has repaid the entire outstanding unpaid principal balance together with all accrued unpaid interest thereon in cash pursuant to the Amended Loan Agreement and (b) the Registration Termination Date.

      12.   Miscellaneous.

            (a) No modification, alteration, waiver or change in any of the terms of this Registration Rights Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the party to be bound thereby.

            (b) This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns.

            (c) Any notice required or permitted by this Registration Rights Agreement shall be in writing and shall be sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice:

              If to Corixa:        Corixa Corporation
                                   1124 Columbia Street
                                   Suite 200
                                   Seattle, WA 98104
                                   Facsimile No.:  (206) 754-5994
                                   Attention:  Michelle Burris

              With a copy to:      Orrick, Herrington & Sutcliffe LLP
                                   719 Second Avenue
                                   Suite 900
                                   Seattle, WA 98104
                                   Facsimile No.: (206) 839-4301
                                   Attention:  Stephen M. Graham
                                               Alan C. Smith

              If to SKB:           SmithKline Beecham
                                   One Franklin Plaza
                                   Philadelphia, PA 19101
                                   Facsimile No.: (215) 751-5349

                                   Attention: General Counsel


            (d) The parties acknowledge and agree that in the event of any breach of this Registration Rights Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

            (e) This Registration Rights Agreement may be executed in a number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                     CORIXA CORPORATION

                                     By: /s/ Michelle Burris
                                         ---------------------------------------
                                     Name: Michelle Burris
                                           -------------------------------------
                                     Title: Sr. V.P. & C.F.O.
                                            ------------------------------------



                                     SMITHKLINE BEECHAM CORPORATION

                                     By: /s/ Donald F. Parman
                                         ---------------------------------------
                                     Name: Donald F. Parman
                                           -------------------------------------
                                     Title: Vice President and Secretary
                                            ------------------------------------

                                   APPENDIX I

                               CORIXA CORPORATION

          TRANSFER NOTICE FOR SALES PURSUANT TO REGISTRATION STATEMENT

ATTENTION:
Michelle Burris
Corixa Corporation
1124 Columbia Street, Suite 200
Seattle, Washington 98104

      This Transfer Notice relates to _____________ shares (the "Shares") of the common stock, $0.001 par value per share, of Corixa Corporation, a Delaware corporation, registered in the name of ____________________________ (the "Transferor"). The beneficial owner of the Shares is _______________________.(1)

      The undersigned Transferor desires to assign and transfer the Shares through the following broker:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (PRINT OR TYPE BROKER'S NAME, ADDRESS AND TELEPHONE NUMBER)

      The name, address and telephone number of a contact person regarding this transaction (if different from above) is:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (PRINT OR TYPE BROKER'S NAME, ADDRESS AND TELEPHONE NUMBER)

      The undersigned Transferor confirms that:

1 A "beneficial owner" of the Shares includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power, which includes the power to vote, or to direct the voting of, the Shares; and/or (ii) investment power, which includes the power to dispose, or to direct the disposal of, the Shares.

      1. the Shares are being transferred pursuant to an effective registration statement on Form S-3 under the Securities Act of 1933;

      2. the Shares are being transferred in compliance with any applicable blue sky securities laws of any state;

      3. the prospectus delivery requirements under the Securities Act have been or will be satisfied; and

      4. the prospectus so delivered correctly describes the Transferor and the Transferor's method of sale or other distribution of the Shares.

      Signature:
                ---------------------------------------------------------------
                (SIGN EXACTLY AS SHARES ARE REGISTERED ON CORIXA CORPORATION'S
             BOOKS; IF REGISTERED STOCKHOLDER IS AN ENTITY, INDICATE SIGNATORY'S
                   OFFICIAL CAPACITY WITH RESPECT TO THE REGISTERED HOLDER)

      Date:_________________